Exhibit 10.1

EIGHTH AMENDMENT TO  CREDIT AGREEMENT

This Eighth Amendment to Credit Agreement (this “Eighth Amendment”) is made as of June 13, 2008, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Sandwich” and, collectively with OLLC, Global, Glen Hes and Montello, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Initial Guarantors and each individually, an “Initial Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto  and Bank of America, N.A. as Administrative Agent and L/C Issuer (as each such term is defined in the Credit Agreement), amending certain provisions of that certain Credit Agreement dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Initial Guarantors, the Lenders, the Administrative Agent and the L/C Issuer.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the L/C Issuer desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Tranche I Available Amount” has the meaning specified in Section 2.1(a)(i).

“Tranche I Loans” means WC Revolver Loans the proceeds of which are used to fund working capital requirements used in the daily operations of the Borrowers.

“Tranche II Available Amount” has the meaning specified in Section 2.1(a)(i).

“Tranche II Loans” means WC Revolver Loans the proceeds of which are used to fund working capital investments in acquisition or capital expansion projects.

§2.  Amendment to Section 2 of the Credit Agreement.  Section 2.1(a) of the Credit Agreement is hereby amended as follows:

(a)           Section 2.1(a)(i) of the Credit Agreement is hereby amended by inserting immediately at the end of the text of Section 2.1(a)(i) the following sentences:

WC Revolver Loans will be either Tranche I Loans or Tranche II Loans.  The Borrowers shall be permitted to have WC Revolver Loans which constitute (a) Tranche II Loans of up to an aggregate principal amount of $166,000,000 (as the same may be modified pursuant to the provisions of this Section 2.1(a)(i), the “Tranche II Available Amount”) and (b) Tranche I Loans of up to an aggregate principal amount equal to the Total WC Revolver Commitment in effect at any relevant date of determination, minus the Tranche II Available Amount in effect at any relevant date of determination (such amount as calculated being the “Tranche I Available Amount”).  Notwithstanding anything to the contrary contained in this Section 2.1(a)(i), the Borrowers shall be permitted to increase the Tranche II Available Amount from time to time to an amount of up to $200,000,000 upon providing the Administrative Agent with a written request of any such increase and the approval of the Administrative Agent of any such request.  The Borrowers shall not be required to request that such WC Revolver Loan be either a Tranche I Loan or a Tranche II Loan.

(b)           Section 2.1(a)(iv) of the Credit Agreement is hereby amended by deleting Section 2.1(a)(iv) in its entirety and restating it as follows:

(iv)          Notwithstanding anything to the contrary contained in this Section 2.1(a), in each calendar year, the Outstanding Amount of all WC Revolver Loans which constitute Tranche I Loans shall not exceed $97,000,000 for a period of ten (10) consecutive calendar days.

§3.  Amendment to Section 6.2 of the Credit Agreement.  Section 6.2(i) of the Credit Agreement is hereby amended by deleting Section 6.2(i) in its entirety and restating it as follows:

(i)            as soon as practicable, but in any event within forty five (45) days of the end of each fiscal quarter, (1) a report of gross margins and volumes by product for such fiscal quarter; and (2) a certification signed by a Responsible Officer of the Loan Parties as to the Tranche I Available Amount and Tranche II Available Amount as of the end of the such fiscal quarter, together with any changes in such amounts from the previous fiscal quarter.

§4.  Conditions to Effectiveness. This Eighth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of a fully-executed original counterparts of this Eighth Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders.

§5.          Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this §3, the representations and warranties contained in subsections (a) and (b) of Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Eighth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§6.          Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Eighth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

§7.          No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer or the Lenders consequent thereon.

§8.          Counterparts.  This Eighth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§9.          Severability.  If any provision of this Eighth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Eighth Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

§10.        Governing Law.  THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Thomas J. Hollister
Title:	Chief Financial Officer &
Chief Operating Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Thomas J. Hollister
Title:	Chief Financial Officer &
Chief Operating Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/Thomas J. Hollister
Title:	Chief Financial Officer &
Chief Operating Officer

GLEN HES CORP.

By:	/s/Thomas J. Hollister
Title:	Chief Financial Officer &
Chief Operating Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Thomas J. Hollister
Title:	Chief Financial Officer &
Chief Operating Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Henry Pennell
Title:	Vice President

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/ Christen A. Lacey
Title:	Principal

STANDARD CHARTERED BANK, as
a Lender

By:	/s/ Patricia Doyle
Title:	Director

By:	/s/ Robert K. Reddington
Title:	AVP Credit Documentation

JPMORGAN CHASE BANK, N.A., as
a Lender

By:	/s/ John M. Hariaczyi
Title: Vice President

SOCIETE GENERALE, as a Lender

By:
Title:

By:
Title:

RBS CITIZENS,
NATIONAL ASSOCIATION
as a Lender

By:
Title:

SOVEREIGN BANK, as a Lender

By:	/s/ Elisabet C. Hayes
Title: Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Matthew L. Rosetti
Title:	Vice President

By:	/s/ Kimberly Oates
Title:	Director

WEBSTER BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Keven D. Smith
Title: Senior Vice President

TD BANK, N.A.,
(f/k/a TD BankNorth, N.A.)
as a Lender

By:	/s/ John Mercier
Title: Senior Vice President

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ M. W. Sweeney
Title: Vice President

WACHOVIA BANK,
NATIONAL ASSOCIATION
as a Lender

By:	/s/ D. M. Grondin
Title: Senior Vice President

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ Mark Lvoff
Title:	Managing Director

By:	/s/ Michael Kermarrec
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Eighth Amendment as of June 13, 2008, and agrees that the Guaranty dated as of October 4, 2005 (as amended and in effect from time to time, the “Guaranty”) from each of the undersigned Guarantors remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, the Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Chief Financial Officer and
Chief Operating Officer

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
Title:	Chief Financial Officer and
Chief Operating Officer